U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2008

LAKESIDE MORTGAGE FUND, LLC
(Exact name of registrant as specified in its charter)

Commission file number 000-50893

California	52-2387294
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	( Identification No.)

1738 Yuba Street, Redding, California	96001
(Address of Principal Executive Office)	(Zip Code)

(530) 226-5850
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)    On June 5, 2008 Lee Kauftheil resigned from his positions as Chairman of the Board and director of Lakeside Financial Group, Inc., (the “Manager”), manager of the Registrant. There were no disagreements between the Manager or Registrant and Mr. Kauftheil.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKESIDE MORTGAGE FUND, LLC, A California Limited Liability Company

	By:	Lakeside Financial Group, Inc., Manager

Date: June 9, 2008		By:	/s/ Paula M. Lewis
Paula M. Lewis, President